EXHIBIT 99.1

Contact:
Wayne D. Mackie	Dennis Walsh
Executive Vice President, CFO	Vice President
Charles River Associates	Sharon Merrill Associates, Inc.
617-425-3740	617-542-5300

CHARLES RIVER ASSOCIATES (CRA) ANNOUNCES
THIRD QUARTER 2013 FINANCIAL RESULTS

Broad-Based Revenue Growth Drives Improved Results

BOSTON, October 24, 2013 — Charles River Associates (NASDAQ: CRAI), a worldwide leader in providing management, economic and financial consulting services, today announced financial results for the fiscal third quarter ended September 28, 2013.

Revenue for the third quarter of fiscal 2013 was $74.4 million, compared with $65.9 million for the fiscal third quarter ended September 29, 2012. Non-GAAP revenue for the third quarter of fiscal 2013 was $72.9 million, compared with $64.7 million for the third quarter of fiscal 2012.

Net income for the third quarter of fiscal 2013 was $3.3 million, or $0.32 per diluted share. This compares with a net loss for the third quarter of fiscal 2012 of $0.7 million, or $0.07 per share. Non-GAAP net income for the third quarter of fiscal 2013 was $3.2 million, or $0.31 per diluted share, compared with $2.8 million, or $0.27 per diluted share, for the third quarter of fiscal 2012.

The Adjusted EBITDA for the third quarter of fiscal 2013 was $12.4 million, or 16.6% of revenues, compared with $5.4 million, or 8.2% of revenues, for the third quarter of fiscal 2012. On a non-GAAP basis, the Adjusted EBITDA for the third quarter of fiscal 2013 was $12.2 million, or 16.7% of revenues, compared with $9.6 million, or 14.8% of revenues, for the third quarter of fiscal 2012.

A complete reconciliation between revenue, net income/loss and net income/loss per diluted share, and the calculation of Adjusted EBITDA, on a GAAP and non-GAAP basis, for the third quarters of fiscal 2013 and fiscal 2012 is provided in the financial tables at the end of this release.

Management Comments

“We are pleased with the broad-based performance improvement across our portfolio during the third quarter of fiscal 2013,” said Paul Maleh, CRA’s President and Chief Executive Officer. “Third quarter contributions from both Litigation/Regulatory and Management Consulting resulted in 13.8% sequential revenue growth and 12.8% year-over-year revenue growth, on a non-GAAP basis. Our practices delivered strong performance during the quarter, led by Antitrust & Competition

1

Economics, Auctions & Competitive Bidding, Finance, Intellectual Property, Marakon, and Transfer Pricing, and most practices benefitted from ongoing assignments and new projects. The improvement in project activity and increased utilization that began at the end of the second quarter of 2013 continued through the third quarter and resulted in companywide utilization of 78%.”

“We remain focused on leveraging our infrastructure. For the third quarter of fiscal 2013, non-GAAP SG&A expenses, after adjusting for commissions to non-employee experts, decreased to 17.6% of revenue compared with 21.4% for the third quarter of the last fiscal year. We believe there is opportunity to further improve margins as we grow our top line.”

Outlook

“Throughout most of 2013, we experienced healthy lead flow and strong project conversions, and we began to realize dividends from these activities during the third quarter. We expect this trend to continue across our Litigation/Regulatory and Management Consulting lines of business. We enter the final quarter of fiscal 2013 with an improved cost structure and remain encouraged by our prospects for generating broad-based, profitable growth and attractive margins,” Maleh concluded.

Conference Call Information and Prepared CFO Remarks

CRA will host a conference call this morning at 9:00 a.m. ET to discuss its third-quarter 2013 financial results. To listen to a live webcast of the call, please visit the “Investor Relations” section of the Company’s website at http://www.crai.com, or dial (877) 709-8155 or (201) 689-8881. An archived version of the webcast will be available on CRA’s website for up to one year.

In combination with this press release, CRA is providing prepared remarks by its CFO Wayne Mackie under “Conference Call Materials” in the investor relations section on the Company’s website at http://www.crai.com. These remarks are offered to provide the investment community with additional background on CRA’s financial results prior to the start of the conference call.

About Charles River Associates (CRA)

Charles River Associates® is a global consulting firm specializing in litigation, regulatory, and financial consulting, and management consulting. CRA advises clients on economic and financial matters pertaining to litigation and regulatory proceedings, and guides corporations through critical business strategy and performance-related issues. Since 1965, clients have engaged CRA for its unique combination of functional expertise and industry knowledge, and for its objective solutions

2

to complex problems. Detailed information about Charles River Associates, a registered trade name of CRA International, Inc., is available at http://www.crai.com.

NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, the Company has also provided in this release non-GAAP financial information.  The Company believes the use of non-GAAP measures in addition to GAAP measures is an additional useful method of evaluating its results of operations.  The Company believes that presenting its financial results excluding certain restructuring costs, certain non-cash expenses, and the results of the Company’s NeuCo subsidiary is important to investors and management because it is more indicative of the Company’s ongoing operating results and financial condition.  These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated.  The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.  Specifically, for the third quarter of fiscal 2013, the Company has excluded NeuCo’s results, and for the third quarter of fiscal 2012, the Company has excluded certain restructuring costs and NeuCo’s results. Also, in calculating “Adjusted EBITDA,” the Company has excluded the following non-cash expenses:  depreciation and amortization, share-based compensation expenses, and amortization of forgivable loans.

Statements in this press release concerning the future business, operating results and financial condition of the Company, and statements using the terms “believes,” “expects,” “should,” “prospects,” “remain encouraged,” “opportunities,” or similar expressions are “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are based upon management’s current expectations and are subject to a number of factors and uncertainties.  Information contained in these forward-looking statements is inherently uncertain, and actual performance and results may differ materially due to many important factors.  Such factors that could cause actual performance or results to differ materially from any forward-looking statements made by the Company include, among others, the Company’s restructuring costs and attributable annual cost savings, changes in the Company’s effective tax rate, share dilution from the Company’s stock-based compensation, dependence on key personnel, attracting, recruiting and retaining qualified consultants, dependence on outside experts, utilization rates, completing

3

acquisitions and factors related to its completed acquisitions, including integration of personnel, clients and offices, and unanticipated expenses and liabilities, the risk of impairment write downs to the Company’s intangible assets, including goodwill, if the Company’s enterprise value declines below certain levels, risks associated with acquisitions it may make in the future, risks inherent in international operations, the performance of NeuCo, changes in accounting standards, rules and regulations, changes in the law that affect the Company’s practice areas, management of new offices, the potential loss of clients, the ability of customers to terminate the Company’s engagements on short notice, dependence on the growth of the Company’s management consulting practice, the unpredictable nature of litigation-related projects, the ability of the Company to integrate successfully new consultants into its practice, the Company’s ability to collect on forgivable loans should any become due, general economic conditions, intense competition, risks inherent in litigation, and professional liability.  Further information on these and other potential factors that could affect the Company’s financial results is included in the Company’s periodic filings with the Securities and Exchange Commission.  The Company cannot guarantee any future results, levels of activity, performance or achievement.  The Company undertakes no obligation to update any of its forward-looking statements after the date of this press release.

4

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE FISCAL QUARTER ENDED SEPTEMBER 28, 2013 COMPARED TO THE FISCAL QUARTER ENDED SEPTEMBER 29, 2012

(In thousands, except per share data)

	Quarter Ended September 28, 2013					Quarter Ended September 29, 2012
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to	Adjustments to			Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP		% of
	Results	Revenues	(NeuCo) (1)	Results	Revenues	Results	Revenues	(Restructuring) (2)	(NeuCo) (1)	Results		Revenues

Revenues	$74,427	100.0%	$1,481	$72,946	100.0%	$65,912	100.0%	$—	$1,242	$64,670		100.0%
Costs of services	50,577	68.0%	357	50,220	68.8%	46,175	70.1%	3,435	311	42,429		65.6%
Gross profit (loss)	23,850	32.0%	1,124	22,726	31.2%	19,737	29.9%	(3,435)	931	22,241		34.4%

Selling, general and administrative expenses	16,096	21.6%	892	15,204	20.8%	17,227	26.1%	960	709	15,558		24.1%
Depreciation and amortization	1,640	2.2%	1	1,639	2.2%	1,475	2.2%	29	1	1,445		2.2%
Income (loss) from operations	6,114	8.2%	231	5,883	8.1%	1,035	1.6%	(4,424)	221	5,238		8.1%

Interest and other income (expense), net	(162)	-0.2%	(36)	(126)	-0.2%	(19)	0.0%	—	(35)	16		0.0%
Income (loss) before (provision) benefit for income taxes and noncontrolling interest	5,952	8.0%	195	5,757	7.9%	1,016	1.5%	(4,424)	186	5,254		8.1%
(Provision) benefit for income taxes	(2,619)	-3.5%	(51)	(2,568)	-3.5%	(1,722)	-2.6%	825	(43)	(2,504)		-3.9%
Net income (loss)	3,333	4.5%	144	3,189	4.4%	(706)	-1.1%	(3,599)	143	2,750		4.3%
Net (income) loss attributable to noncontrolling interest, net of tax	(63)	-0.1%	(63)	—	0.0%	(38)	-0.1%	—	(38)	—		0.0%
Net income (loss) attributable to CRA International, Inc.	$3,270	4.4%	$81	$3,189	4.4%	$(744)	-1.1%	$(3,599)	$105	$2,750		4.3%

Net income (loss) per share attributable to CRA International, Inc.:
Basic	$0.32			$0.32		$(0.07)				$0.27
Diluted	$0.32			$0.31		$(0.07)				$0.27

Weighted average number of shares outstanding:
Basic	10,093			10,093		10,084				10,084
Diluted	10,192			10,192		10,084 (3)				10,214	(3)

(1) These adjustments include activity related to NeuCo in the Company’s GAAP results.

(2) During the fiscal quarter ended September 29, 2012, the Company incurred pre-tax expenses of $4.4 million and related income tax benefit of $0.8 million principally associated with restructuring actions announced in the third quarter of fiscal 2012.These actions included the elimination and restructuring of selected practice areas, and reducing selling, general and administrative costs.  In connection with the restructuring plan, the Company eliminated its Chemicals practice and closed its Middle East operations.

(3) Approximately 130,000 common stock equivalents were excluded from the GAAP results because they were antidilutive in the third quarter of fiscal 2012 due to the net loss, but they were included in the non-GAAP results because they were dilutive based upon the net income.

CRA INTERNATIONAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE FISCAL YEAR TO DATE PERIOD ENDED SEPTEMBER 28, 2013 COMPARED TO THE FISCAL YEAR TO DATE PERIOD ENDED SEPTEMBER 29, 2012

(In thousands, except per share data)

	Year To Date Period Ended September 28, 2013					Year To Date Period EndedSeptember 29, 2012
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP	% of
	Results	Revenues	(NeuCo) (1)	Results	Revenues	Results	Revenues	(Restructuring) (2)	(NeuCo) (1)	Results	Revenues

Revenues	$202,760	100.0%	$3,703	$199,057	100.0%	$202,857	100.0%	$—	$3,914	$198,943	100.0%
Costs of services	137,634	67.9%	1,026	136,608	68.6%	138,110	68.1%	3,435	993	133,682	67.2%
Gross profit (loss)	65,126	32.1%	2,677	62,449	31.4%	64,747	31.9%	(3,435)	2,921	65,261	32.8%

Selling, general and administrative expenses	47,276	23.3%	2,666	44,610	22.4%	52,018	25.6%	1,731	2,512	47,775	24.0%
Depreciation and amortization	4,792	2.4%	3	4,789	2.4%	5,580	2.8%	1,174	3	4,403	2.2%
Income (loss) from operations	13,058	6.4%	8	13,050	6.6%	7,149	3.5%	(6,340)	406	13,083	6.6%

Interest and other income (expense), net	(361)	-0.2%	(70)	(291)	-0.1%	(185)	-0.1%	—	(117)	(68)	0.0%
Income (loss) before (provision) benefit for income taxes and noncontrolling interest	12,697	6.3%	(62)	12,759	6.4%	6,964	3.4%	(6,340)	289	13,015	6.5%
(Provision) benefit for income taxes	(5,178)	-2.6%	(181)	(4,997)	-2.5%	(6,461)	-3.2%	869	(98)	(7,232)	-3.6%
Net income (loss)	7,519	3.7%	(243)	7,762	3.9%	503	0.2%	(5,471)	191	5,783	2.9%
Net (income) loss attributable to noncontrolling interest, net of tax	129	0.1%	129	—	0.0%	(9)	0.0%	—	(9)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$7,648	3.8%	$(114)	$7,762	3.9%	$494	0.2%	$(5,471)	$182	$5,783	2.9%

Net income per share attributable to CRA International, Inc.:
Basic	$0.76			$0.77		$0.05				$0.57
Diluted	$0.75			$0.76		$0.05				$0.56

Weighted average number of shares outstanding:
Basic	10,088			10,088		10,214				10,214
Diluted	10,180			10,180		10,364				10,364

(1) These adjustments include activity related to NeuCo in the Company’s GAAP results.

(2) During the fiscal year to date period ended September 29, 2012, the Company incurred pre-tax expenses of $6.3 million and related income tax benefit of $0.9 million principally associated with restructuring actions announced in the third quarter of fiscal 2012. Of these amounts, $4.4 million of pre-tax expenses and $0.8 million of related income tax benefit were in connection with restructuring activities announced during the third quarter of fiscal 2012. These actions included the elimination and restructuring of selected practice areas, and reducing selling, general and administrative costs.  In connection with the restructuring plan, the Company eliminated its Chemicals practice and closed its Middle East operations. In the first half of fiscal 2012, the Company also incurred pre-tax expenses of $1.9 million and related income tax provision of $44,000 in connection with the surrender of a portion of the Company’s leased office space in London, England and adjustments related to its leased office space in Houston, TX.

 CRA INTERNATIONAL, INC.

 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

 (In thousands)

	September 28,	December 29,
	2013	2012

Assets
Cash and cash equivalents	$17,902	$55,451
Accounts receivable and unbilled, net	96,675	77,270
Other current assets	27,955	38,956
Total current assets	142,532	171,677

Property and equipment, net	16,609	17,980
Goodwill and intangible assets, net	80,865	72,599
Other assets	59,351	29,754
Total assets	$299,357	$292,010

Liabilities and shareholders’ equity
Current liabilities	$70,848	$69,210
Long-term liabilities	6,926	10,566
Total liabilities	77,774	79,776

Total shareholders’ equity	221,583	212,234
Total liabilities and shareholders’ equity	$299,357	$292,010

CRA INTERNATIONAL, INC.

UNAUDITED ADJUSTED EBITDA INCLUDING A RECONCILIATION TO NON-GAAP ADJUSTED EBITDA

FOR THE QUARTER AND YEAR TO DATE PERIOD ENDED SEPTEMBER 28, 2013 COMPARED TO THE QUARTER AND YEAR TO DATE PERIOD ENDED SEPTEMBER 29, 2012

(In thousands)

	Quarter Ended September 28, 2013					Quarter Ended September 29, 2012
	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP
	Quarter Ended	% of	GAAP Results	Quarter Ended	% of	Quarter Ended	% of	GAAP Results	GAAP Results	Quarter Ended	% of
	September 28, 2013	Revenues	NeuCo (1)	September 28, 2013	Revenues	September 29, 2012	Revenues	Restructuring (2)	NeuCo (1)	September 29, 2012	Revenues

Income (loss) from operations	$6,114	8.2%	$231	$5,883	8.1%	$1,035	1.6%	$(4,424)	$221	$5,238	8.1%
Depreciation and amortization	1,640	2.2%	1	1,639	2.2%	1,475	2.2%	29	1	1,445	2.2%
EBITDA	7,754	10.4%	232	7,522	10.3%	2,510	3.8%	(4,395)	222	6,683	10.3%
Share-based compensation expenses	832	1.1%	—	832	1.1%	1,311	2.0%	—	—	1,311	2.0%
Amortization of forgivable loans	3,805	5.1%	—	3,805	5.2%	1,569	2.4%	—	—	1,569	2.4%
Adjusted EBITDA	$12,391	16.6%	$232	$12,159	16.7%	$5,390	8.2%	$(4,395)	$222	$9,563	14.8%

	Year to Date Period Ended September 28, 2013					Year to Date Period Ended September 29, 2012
	GAAP			Non-GAAP		GAAP				Non-GAAP
	Year to Date	GAAP	Adjustments to	Year to Date	Non-GAAP	Year to Date	GAAP	Adjustments to	Adjustments to	Year to Date	Non-GAAP
	Period Ended	% of	GAAP Results	Period Ended	% of	Period Ended	% of	GAAP Results	GAAP Results	Period Ended	% of
	September 28, 2013	Revenues	NeuCo (1)	September 28, 2013	Revenues	September 29, 2012	Revenues	Restructuring (3)	NeuCo (1)	September 29, 2012	Revenues

Income (loss) from operations	$13,058	6.4%	$8	$13,050	6.6%	$7,149	3.5%	$(6,340)	$406	$13,083	6.6%
Depreciation and amortization	4,792	2.4%	3	4,789	2.4%	5,580	2.8%	1,174	3	4,403	2.2%
EBITDA	17,850	8.8%	11	17,839	9.0%	12,729	6.3%	(5,166)	409	17,486	8.8%
Share-based compensation expenses	2,153	1.1%	—	2,153	1.1%	3,790	1.9%	—	—	3,790	1.9%
Amortization of forgivable loans	9,764	4.8%	—	9,764	4.9%	4,492	2.2%	—	—	4,492	2.3%
Adjusted EBITDA	$29,767	14.7%	$11	$29,756	14.9%	$21,011	10.4%	$(5,166)	$409	$25,768	13.0%

(1)    These adjustments include activity related to NeuCo in the Company’s GAAP results.

(2)    During the fiscal quarter ended September 29, 2012, the Company incurred pre-tax expenses of $4.4 million and related income tax benefit of $0.8 million principally associated with restructuring actions announced in the third quarter of fiscal 2012.These actions included the elimination and restructuring of selected practice areas, and reducing selling, general, and administrative costs. In connection with the restructuring plan, the Company eliminated its Chemicals practice and closed its Middle East operations.

(3)    During the fiscal year to date period ended September 29, 2012, the Company incurred pre-tax expenses of $6.3 million and related income tax benefit of $0.9 million principally associated with restructuring actions announced in the third quarter of fiscal 2012. Of these amounts, $4.4 million of pre-tax expenses and $0.8 million of related income tax benefit were in connection with restructuring activities announced in the third quarter of fiscal 2012. These actions included the elimination and restructuring of selected practice areas, and reducing selling, general, and administrative costs. In connection with the restructuring plan, the Company eliminated its Chemicals practice and closed its Middle East operations.In the first half of fiscal 2012, the Company also incurred pre-tax expenses of $1.9 million and related income tax provision of $44,000 in connection with the surrender of a portion of the Company’s leased office space in London, England and adjustments related to its leased office space in Houston, TX.

CRA INTERNATIONAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year to Date Period Ended	Fiscal Year to Date Period Ended
	September 28,	September 29,
	2013	2012
Operating activities:
Net income	$7,519	$503
Adjustments to reconcile net income to net cash used in operating activities, net of effect of acquired businesses:
Depreciation and amortization	4,853	4,454
Loss on disposal of property and equipment	—	1,162
Deferred rent	(1,594)	(2,186)
Deferred income taxes	357	320
Share-based compensation expenses	2,153	3,790
Excess tax benefits from share-based compensation	(5)	(38)
Changes in operating assets and liabilities:
Accounts receivable	(1,538)	12,015
Unbilled services	(8,710)	(9,994)
Prepaid expenses and other assets	(19,375)	(9,410)
Accounts payable, accrued expenses and other liabilities	(1,840)	(23,418)
Net cash used in operating activities	(18,180)	(22,802)

Investing activities:
Consideration relating to acquisitions, net	(15,591)	—
Purchase of property and equipment	(2,497)	(1,856)
Sale of investments	—	(9,494)
Purchase of investments	—	23,989
Collections on notes receivable	14	939

Net cash provided by (used in) investing activities	(18,074)	13,578

Financing activities:
Issuance of common stock, principally stock option exercises	207	575
Payments on notes payable	(700)	(650)
Borrowings under line of credit	17,320	—
Repayments under line of credit	(17,320)	—
Tax withholding payments reimbursed by restricted shares	(227)	(742)
Excess tax benefits from share-based compensation	5	38
Repurchase of common stock	(631)	(9,062)

Net cash used in financing activities	(1,346)	(9,841)

Effect of foreign exchange rates on cash and cash equivalents	51	(225)

Net decrease in cash and cash equivalents	(37,549)	(19,290)
Cash and cash equivalents at beginning of period	55,451	61,587

Cash and cash equivalents at end of period	$17,902	$42,297

Supplemental cash flow information:

Cash paid for income taxes	$1,337	$8,724
Cash paid for interest	$222	$167